Execution Copy 151841956v3 AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AGREEMENT This AMENDMENT NO. 4, dated as of February 8, 2022 (this "Amendment"), is executed by and among SCFC BUSINESS SERVICES LLC (the "Borrower"), CHARIOT FUNDING LLC ("Chariot"), and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), in its capacities as administrative agent (in such capacity, the "Administrative Agent"), as a Committed Lender, and as the Agent for the JPMorgan Lender Group (in such capacity, the "JPMorgan Agent"), and amends the Amended and Restated Loan Agreement, dated as of December 31, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among the Borrower, Driveway Finance Corporation ("DFC"), as the servicer and the collateral custodian, the lenders from time to time parties thereto, the agents from time to time parties thereto, and JPMorgan, as Administrative Agent and as the account bank. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Loan Agreement. WITNESSETH: WHEREAS, as of the date of this Amendment, Chariot is the sole Conduit Lender under the Loan Agreement and JPMorgan is the sole Committed Lender under the Loan Agreement (Chariot and JPMorgan, together in such respective capacities, the "Lenders"); WHEREAS, the Borrower and the Lenders desire to amend the Loan Agreement, in accordance with Section 13.01 thereof, on the terms set forth herein; WHEREAS, the Consenting Lenders desire to provide the waivers set forth below, in accordance with Section 13.01 of the Loan Agreement; and NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows: (a) Section 1.01 is amended by deleting the definitions of "Borrowing Base" and "Certificate of Title" set forth therein in their entirety and replacing them, respectively, with the following: "'Borrowing Base' means, as of any date of determination, an amount equal to (i) the difference of (a) the Net Eligible Pool Balance as of such date, after giving effect to the related additions or removals of Receivables on such date, minus (b) the Required Overcollateralization as of such date, minus (c) the aggregate Adjusted Principal Balance of all Receivables that are owned by the Borrower on such date, after giving effect to the related additions or removals of Receivables on such date, for which no Certificate of Title of the type described in clause (i) or (ii) of the definition thereof was obtained by the 180th day following the day on which the related Receivable was originated (provided, that if any such Certificate of Title is obtained after such 180th day, the Adjusted

- 2 - 151841956v3 Principal Balance of the related Receivable will no longer be deducted pursuant to this clause (c)), plus (ii) the amount of Collections in respect of principal payments that are on deposit in the Collection Account on such." "'Certificate of Title' means, with respect to a Financed Vehicle, (i) the original certificate of title relating thereto, (ii) if the applicable Registrar of Titles issues a letter or other form of evidence of lien in lieu of a certificate of title (including electronic titling), the original lien entry letter, or (iii) prior to the time that a certificate of title of the type described in clause (i) or (ii) is issued, copies of correspondence to the applicable Registrar of Titles, and all enclosures thereto, for issuance of the original certificate of title or the original lien entry letter or form, as applicable, and which, in all of the foregoing cases, shall name the related Obligor as the owner of such Financed Vehicle and DFC, the Borrower or the Administrative Agent, as secured party (provided, that 'Southern Cascades Finance Corporation' may be named as secured party on the Certificates of Title relating to those Receivables that are listed on Schedule A to Amendment No. 4 to the Loan Agreement, dated February 8, 2022, by and among the Borrower, Chariot, as a Conduit Lender, and JPMorgan, as the Administrative Agent, a Committed Lender, and Agent for the JPMorgan Lender Group, and acknowledged and agreed to by the Servicer and Collateral Custodian). For Financed Vehicles registered in States that issue confirmation of the lienholder's interest electronically, the 'Certificate of Title' may consist of notification of an electronic recordation, by either a third party service provider or the relevant Registrar of Titles, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable State." SECTION 2. Waiver. (a) The Borrower and the Servicer acknowledge that from time to time since the Closing Date, they calculated the "Borrowing Base" (as defined prior to the changes to such term that are effected by this Amendment) without giving effect to the deduction described in prior clause (c)(2) thereof, which led to the Borrowing Base being overstated from time to time. In accordance with Section 13.01 of the Loan Agreement, the Borrower hereby requests that the Required Lenders waive any Early Amortization Event, Termination Event, Servicer Termination Event, breach of representation and warranty, or breach of covenant that arose under any Basic Document solely due to such miscalculation of the Borrowing Base, including but not limited to any such event resulting from (i) the Servicer or the Borrower having reported such miscalculated amount to any Lender, any Agent, or the Administrative Agent in any certificate, report, or other writing delivered pursuant to any Basic Document; (ii) any Loan having been requested and funded in an improper amount due to such miscalculation; or (iii) any payments having been made pursuant to Section 2.06 of the Loan Agreement or any other provision of any Basic Document in an incorrect amount due to such miscalculation. The JPMorgan Agent, on behalf of the Required Lenders, grants such waiver, subject to the condition that the no Borrowing Base Deficiency exists on the date of this Amendment, after giving effect to the changes to the definition of "Borrowing Base" that are effected by this Amendment.

- 3 - 151841956v3 (b) Except as specifically set forth herein, the Administrative Agent, the JPMorgan Agent, and the Required Lenders reserve all of their respective rights and remedies under the Loan Agreement. (c) The Borrower acknowledges and agrees that the Administrative Agent, the JPMorgan Agent, and the Required Lenders (i) except to the extent expressly specified by the terms of this Section 2, intend to strictly enforce the terms of the Loan Agreement and (ii) hereby reserve all rights, powers and remedies under the Loan Agreement. SECTION 3. Representations, Warranties and Confirmations. The Borrower hereby confirms that all representations and warranties made by it pursuant to Sections 5.01 and 5.02 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. By its acknowledgment of this Amendment, DFC hereby confirms that all representations and warranties made by it pursuant to Section 5.03 of the Loan Agreement were true and correct as of the date as of which they were made and that it is in compliance with all covenants made by it pursuant to the Loan Agreement as of the date hereof. Furthermore, the Borrower and DFC each hereby represents and warrants as to itself that: (a) It has the power to execute, deliver and perform this Amendment and the transactions contemplated hereby. (b) The execution and delivery of this Amendment and the performance of this Amendment and the Loan Agreement (as amended hereby) have been duly authorized by it by all necessary company action (including any necessary action by its members). (c) This Amendment has been duly executed and delivered on its behalf. This Amendment and the Loan Agreement (as amended hereby) constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforcement of such terms may be limited by Insolvency Laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies. (d) It is in compliance in all material respects with all Applicable Laws. SECTION 4. Effectiveness of Amendment. (a) This Amendment shall be effective, as of the date hereof, upon the delivery of a fully executed copy hereof to the Administrative Agent. (b) Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan Agreement. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement" or "this Loan Agreement" or words of like import shall mean and be references to the Loan Agreement as amended hereby and (ii) each reference in any other Basic Document to the Loan Agreement or to any terms defined in the Loan Agreement which are modified hereby shall mean and be references to the

- 4 - 151841956v3 Loan Agreement or to such terms as modified hereby. The parties hereto acknowledge and agree that this Amendment shall constitute a Basic Document. This Amendment does not constitute a novation or termination of the Loan Agreement or any other Basic Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein. SECTION 5. Amendments, etc. No provision of this Amendment shall be waived, amended or otherwise modified except as provided in Section 13.01 of the Loan Agreement. SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 7. Severability. If one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment or the Loan Agreement as amended hereby. SECTION 8. Binding Effect. This Amendment shall be binding upon and shall be enforceable by the parties hereto and their respective successors and permitted assigns. SECTION 9. Captions, etc. The captions and section numbers appearing in this Amendment are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the provisions of this Amendment. SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a ".pdf" file shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. [Signature Page Follows]

Charles D. Lietz President Charles D. Lietz President

[Signature Page to Amendment No. 4 to A&R Loan Agt. (SCFC Business Services LLC)] 151841956v3 CHARIOT FUNDING LLC, as Conduit Lender By: JPMORGAN CHASE BANK, N.A., as its attorney-in-fact By: Name: Title: JPMORGAN CHASE BANK N.A., as JPMorgan Agent, as a Committed Lender, and as Administrative Agent By: Name: Title: Elizabeth S. Trainor Executive Director Elizabeth S. Trainor Executive Director

A-1 151841956v3 Schedule A The following Receivables are those described in the definition of "Certificate of Title" set forth in the Loan Agreement that may list "Southern Cascades Finance Corporation" as secured party in the related Certificate of Title: SD179648 SD202169 SD180017 SD202264 SD180187 SD202267 SD180215 SD202306 SD180381 SD202318 SD180401 SD202470 SD180612 SD202509 SD180741 SD202566 SD180828 SD202568 SD180896 SD202596 SD180984 SD202602 SD181233 SD202626 SD181436 SD202682 SD181444 SD202689 SD181529 SD202691 SD181639 SD202705 SD181704 SD202812 SD181842 SD202880 SD181943 SD202918 SD182110 SD202956 SD182278 SD203009 SD182419 SD203011 SD182476 SD203013 SD182551 SD203064 SD182585 SD203074 SD182641 SD203153 SD182688 SD203181 SD182859 SD203253 SD182897 SD203260 SD183037 SD203296 SD183103 SD203327 SD183215 SD203336 SD183247 SD203403 SD183262 SD203407 SD183284 SD203452 SD183344 SD203493 SD183353 SD203508 SD183413 SD203543 SD183433 SD203577 SD183466 SD203594 SD183479 SD203599 SD183548 SD203602 SD183584 SD203613 SD183710 SD203621 SD183730 SD203654 SD183782 SD203670 SD183964 SD203748 SD183990 SD203779 SD184151 SD203805 SD184179 SD203827 SD184196 SD203832 SD184330 SD203874 SD184344 SD204092 SD184345 SD204095 SD184392 SD204118 SD184419 SD204139 SD184575 SD204164 SD184700 SD204188 SD184717 SD204209 SD185008 SD204242 SD185128 SD204245 SD185138 SD204339 SD185173 SD204392 SD185202 SD204414 SD185217 SD204428 SD185285 SD204436 SD185300 SD204448 SD185333 SD204452 SD185387 SD204469 SD185423 SD204498 SD185431 SD204512 SD185441 SD204542 SD185522 SD204560 SD185568 SD204573 SD185581 SD204642 SD185665 SD204669 SD185686 SD204676 SD185731 SD204688 SD185765 SD204699 SD185773 SD204792 SD185910 SD204795 SD185913 SD204814 SD185918 SD204908 SD185928 SD204933 SD185980 SD204936 SD186009 SD204941 SD186034 SD205214 SD186097 SD205223 SD186284 SD205226 SD186358 SD205276 SD186375 SD205295 SD186386 SD205364 SD186403 SD205379 SD186510 SD205395 SD186515 SD205398 SD186642 SD205450 SD186683 SD205452 SD186699 SD205492 SD186725 SD205600 SD186743 SD205609 SD186753 SD205645 SD186805 SD205646 SD186833 SD205691 SD187007 SD205733 SD187080 SD205785 SD187122 SD205936 SD187142 SD205937 SD187200 SD205965 SD187258 SD205988 SD187273 SD206091 SD187524 SD206097 SD187527 SD206162 SD187655 SD206182 SD187673 SD206207 SD187780 SD206244 SD187858 SD206266 SD187870 SD206285 SD187878 SD206304 SD188122 SD206354 SD188160 SD206362 SD188282 SD206430 SD188287 SD206457 SD188370 SD206480

A-2 151841956v3 SD188488 SD206673 SD188548 SD206681 SD188641 SD206789 SD188856 SD206793 SD188858 SD206804 SD188871 SD206816 SD188920 SD206830 SD189247 SD206851 SD189289 SD206853 SD189346 SD206890 SD189350 SD206907 SD189399 SD206919 SD189400 SD206933 SD189415 SD207032 SD189466 SD207065 SD189571 SD207078 SD189602 SD207093 SD189612 SD207107 SD189663 SD207124 SD189790 SD207134 SD189809 SD207252 SD189865 SD207306 SD190014 SD207472 SD190036 SD207474 SD190054 SD207559 SD190352 SD207645 SD190454 SD207674 SD190505 SD207786 SD190546 SD207809 SD190562 SD207858 SD190566 SD207881 SD190624 SD207884 SD190630 SD207886 SD190650 SD207983 SD190775 SD208042 SD190882 SD208050 SD190978 SD208069 SD191000 SD208073 SD191044 SD208125 SD191065 SD208145 SD191100 SD208174 SD191144 SD208185 SD191195 SD208249 SD191200 SD208272 SD191213 SD208277 SD191399 SD208308 SD191490 SD208371 SD191502 SD208392 SD191585 SD208508 SD191618 SD208561 SD191634 SD208593 SD191653 SD208718 SD191832 SD208740 SD191853 SD208745 SD191898 SD208753 SD191906 SD208941 SD191934 SD208942 SD191991 SD208952 SD192008 SD209064 SD192054 SD209100 SD192058 SD209117 SD192110 SD209120 SD192122 SD209138 SD192194 SD209146 SD192198 SD209190 SD192232 SD209191 SD192235 SD209220 SD192236 SD209226 SD192249 SD209257 SD192255 SD209390 SD192344 SD209398 SD192387 SD209404 SD192399 SD209455 SD192456 SD209472 SD192505 SD209483 SD192560 SD209491 SD192587 SD209512 SD192778 SD209554 SD192818 SD209567 SD192829 SD209578 SD192901 SD209615 SD192916 SD209634 SD193043 SD209653 SD193061 SD209674 SD193096 SD209707 SD193139 SD209824 SD193161 SD209827 SD193172 SD209840 SD193191 SD209895 SD193219 SD209901 SD193310 SD210018 SD193383 SD210029 SD193422 SD210037 SD193599 SD210059 SD193635 SD210123 SD193652 SD210124 SD193654 SD210132 SD193668 SD210145 SD193686 SD210209 SD193779 SD210260 SD193828 SD210268 SD193943 SD210303 SD193990 SD210312 SD194023 SD210317 SD194064 SD210332 SD194138 SD210356 SD194153 SD210411 SD194158 SD210522 SD194300 SD210566 SD194370 SD210711 SD194388 SD210713 SD194406 SD210723 SD194455 SD210732 SD194456 SD210737 SD194472 SD210755 SD194493 SD210760 SD194508 SD210769 SD194534 SD210848 SD194544 SD210852 SD194548 SD210886 SD194653 SD210980 SD194677 SD211014 SD194745 SD211041 SD194767 SD211063 SD194818 SD211126 SD194827 SD211129 SD194876 SD211216 SD194917 SD211249 SD194975 SD211336 SD194992 SD211342 SD195009 SD211393 SD195029 SD211517 SD195114 SD211800 SD195128 SD211842 SD195139 SD211856 SD195154 SD211873 SD195200 SD211902 SD195214 SD211926

SD195217	SD211974	SD197212	SD213571	SD198974	SD216266
SD195252	SD211987	SD197272	SD213713	SD199011	SD216268
SD195336	SD212035	SD197320	SD213814	SD199195	SD216328
SD195407	SD212111	SD197352	SD213869	SD199265	SD216369
SD195459	SD212117	SD197354	SD213921	SD199281	SD216401
SD195472	SD212124	SD197360	SD213956	SD199453	SD216406
SD195501	SD212201	SD197389	SD213961	SD199460	SD216464
SD195531	SD212261	SD197422	SD214052	SD199489	SD216470
SD195624	SD212262	SD197631	SD214164	SD199490	SD216511
SD195630	SD212357	SD197661	SD214166	SD199504	SD216513
SD195654	SD212366	SD197687	SD214210	SD199509	SD216527
SD195722	SD212505	SD197712	SD214295	SD199593	SD216649
SD195758	SD212532	SD197768	SD214348	SD199597	SD216691
SD195777	SD212545	SD197787	SD214351	SD199622	SD216721
SD195878	SD212549	SD197812	SD214461	SD199631	SD216727
SD195980	SD212562	SD197839	SD214489	SD199764	SD216751
SD195984	SD212571	SD197842	SD214543	SD199776	SD216857
SD195987	SD212605	SD197902	SD214554	SD199784	SD216984
SD195990	SD212660	SD197923	SD214571	SD199796	SD216991
SD196037	SD212670	SD197985	SD214635	SD199797	SD217007
SD196086	SD212779	SD198014	SD214732	SD199863	SD217010
SD196095	SD212792	SD198065	SD214774	SD199870	SD217027
SD196098	SD212809	SD198127	SD214785	SD199881	SD217035
SD196110	SD212812	SD198177	SD214848	SD199923	SD217045
SD196125	SD212844	SD198182	SD214856	SD199931	SD217073
SD196136	SD212903	SD198191	SD214865	SD199946	SD217129
SD196145	SD212909	SD198193	SD214868	SD199998	SD217361
SD196248	SD213010	SD198207	SD214890	SD200016	SD217431
SD196313	SD213065	SD198295	SD215092	SD200017	SD217447
SD196324	SD213097	SD198336	SD215101	SD200035	SD217484
SD196325	SD213131	SD198362	SD215145	SD200095	SD217492
SD196345	SD213159	SD198425	SD215195	SD200098	SD217724
SD196370	SD213180	SD198473	SD215272	SD200106	SD217862
SD196444	SD213212	SD198494	SD215285	SD200138	SD217950
SD196524	SD213298	SD198535	SD215398	SD200142	SD217951
SD196566	SD213306	SD198730	SD215414	SD200174	SD218006
SD196574	SD213315	SD198752	SD215438	SD200301	SD218077
SD196615	SD213319	SD198818	SD215603	SD200394	SD218091
SD196692	SD213327	SD198837	SD215674	SD200403	SD218139
SD196708	SD213338	SD198839	SD215742	SD200419	SD218306
SD196728	SD213362	SD198867	SD215758	SD200478	SD218360
SD196750	SD213363	SD198888	SD215771	SD200524	SD218391
SD196770	SD213386	SD198906	SD215842	SD200546	SD218471
SD196870	SD213467	SD198935	SD216029	SD200556	SD218495
SD196941	SD213470	SD198953	SD216067	SD200578	SD218587
SD197065	SD213486	SD198972	SD216136	SD200629	SD218610

A-3

151841956v3

A-4 151841956v3 SD200783 SD218715 SD200786 SD218787 SD200881 SD219033 SD200933 SD219231 SD200939 SD220841 SD201023 SD220852 SD201029 SD221242 SD201061 SD221450 SD201080 SD221592 SD201088 SD222278 SD201108 SD222623 SD201178 SD222678 SD201188 SD222760 SD201197 SD224065 SD201224 SD226080 SD201262 SD228006 SD201273 SD228092 SD201342 SD228350 SD201349 SD228738 SD201363 SD229863 SD201393 SD231938 SD201416 SD233338 SD201428 SD236881 SD201469 SD237387 SD201487 SD240517 SD201561 SD246500 SD201563 SD247722 SD201597 SD252451 SD201607 SD254374 SD201659 SD258312 SD201672 SD262649 SD201698 SD265860 SD201706 SD268418 SD201721 SD270174 SD201735 SD271889 SD201742 SD274003 SD201752 SD275093 SD201788 SD285205 SD201834 SD297816 SD201836 SD301578 SD201887 SD309052 SD201987 SD316733 SD202034 SD345547 SD347971 SD346130